THE LOWE GROUP
                         BOWATER HOUSE
                      68-114 KNIGHTSBRIDGE
                         LONDON SW1X 7LT
                              ENGLAND
                        TEL: 0171-225-3434
                        FAX: 0171-561-5016



13 June 1995

                                        BY HAND

Lloyds Bank Plc
St. George's House
PO Box 787
6/8 Eastcheap
London EC3M 1LL

FOR THE ATTENTION OF: SIMON ELLIS

Dear Sirs:

RE: MULTI CURRENCY FACILITY DATED 17TH DECEMBER 1991

BETWEEN:

(i)     LOWE INTERNATIONAL LIMITED;
(ii)    LOWE WORLDWIDE HOLDINGS B.V. & LOWE & PARTNERS INC.;
(iii)   LLOYDS BANK PLC AS ARRANGER;
(iv)    LLOYDS BANK PLC AS AGENT;
(v)     DRESDNER BANK: THE FUJI BANK LIMITED, MIDLAND BANK PLC
        AND THE UNION BANK OF SWITZERLAND, (THE "FACILITY
        AGREEMENT").

As amended by various supplemental agreements.

Please take this letter as formal notification of cancellation of the whole of the available facility in accordance with the provisions of Clause 12.5 of the Facility Agreement. Such cancellations is understood to be irrevocable with the provisions of Clause 12.6 of the Facility Agreement and the cancellation should take effect on 30 June 1995.

I will be grateful if you could acknowledge receipt of this letter.

Yours faithfully,


D. COLEMAN
D. COLEMAN
SOLICITOR